UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

November 14, 2016

Date of Report (date of earliest event reported)

Overstock.com, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

799 W. Coliseum Way

Midvale, Utah 84121

(Address of principal executive offices)

(801) 947-3100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

Overstock.com, Inc. (the “Company”) is making a rights offering (the “Rights Offering”) under the Company’s effective registration statement on Form S-3 (File No. 333-203607) and Prospectus Supplement dated November 14, 2016 filed pursuant to Rule 424(b).  The expenses relating to the Rights Offering are estimated to be as follows:

Securities and Exchange Commission registration fee	$58,100
Nasdaq Global Market listing fee	0
Accounting fees and expenses	260,000
Legal fees and expenses	1,990,000
Printing and engraving	76,000
Fees and expenses of the transfer agent or trustee	72,000
Miscellaneous	40,500
Total	$2,496,600

Item 9.01  Financial Statements and Exhibits

The following exhibits are filed in connection with the Rights Offering.

(d)  Exhibits.

3.1	Form of Certificate of Designation for the Blockchain Voting Series A Preferred Stock.
3.2	Form of Certificate of Designation for the Voting Series B Preferred Stock.
4.1	Form of Overstock.com, Inc. Subscription Rights Certificate.
4.2	Form of Stock Certificate for Voting Series B Preferred Stock.
4.3	Form of Registration Rights Agreement.
4.4	Form of Participating Affiliate Agreement (included in Exhibit 4.3).
5.1	Opinion of Bracewell LLP.
12.1	Statement regarding Computation of Ratio of Earnings to Fixed Charges.
23.1	Consent of Bracewell LLP (included in Exhibit 5.1).
99.1	Form of Instructions as to Use of Overstock.com, Inc. Subscription Rights Certificate.
99.2	Form of Instructions for Exercise of Subscription Rights for Shares of Blockchain Voting Series A Preferred Stock.
99.3	Form of Letter to Stockholders of Record.
99.4	Form of Letter to Foreign Stockholders of Record.
99.5	Form of Letter to Brokers and Other Nominee Holders.
99.6	Form of Letter to Clients of Brokers and Other Nominee Holders.
99.7	Rights Offering Summary for Subscription Portal.

Certain statements contained in this Form 8-K, including all statements other than statements of historical fact, may constitute “forward-looking statements.”   In addition to the uncertainty of all forward-looking information, there are specific risks identified in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2016 filed with the SEC on November 3, 2016 that the Company faces that could cause actual results to be materially different from those that may be set forth in forward-looking statements made by the Company.  There also may be additional risks that the Company does not presently know or that it currently believes are immaterial that could also impair its business and results of operations.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ E. Glen Nickle
E. Glen Nickle
Acting General Counsel and Vice President, Legal
Date:	November 14, 2016